                                                                    EXHIBIT 99.1


PLX TECHNOLOGY, INC. REPORTS FIRST-QUARTER RESULTS

SUNNYVALE, Calif. - (April 16, 2003) - PLX Technology, Inc. (NASDAQ: PLXT) today announced financial results for the first quarter ended March 31, 2003.

For the first quarter ended March 31, 2003, the Company reported net revenues of $8.5 million, a 16 percent decrease from the $10.1 million reported for the first quarter of 2002 and a one percent decrease from the $8.6 million reported for the fourth quarter of 2002. Net losses under generally accepted accounting principles (GAAP), which includes the effect of acquisition-related costs were $816,000, or $0.04 per share, for the first quarter of 2003, compared with net losses under GAAP of $271,000, or $0.01 per share, for the prior year quarter.

Pro forma net losses for the first quarter ended March 31, 2003, which excludes the effect of acquisition-related costs, were $226,000, or $0.01 per share (diluted), compared to pro forma net income of $514,000, or $0.02 per share (diluted), for the prior year quarter. A reconciliation between net losses on a GAAP basis and pro forma net losses is provided in a table immediately following the Pro Forma Consolidated Statements of Operations.

The Company's gross margins in the first quarter were 70 percent. As a result of selling some previously written-down inventory, the Company recorded a benefit of approximately $204,000, or two gross margin points in the first quarter.

Cash and investments decreased to $21.3 million at March 31, 2003 from $21.7 million at December 31, 2002.

"In the first quarter our new product initiatives continued to show results," said Michael Salameh, president of PLX. "Our 66MHz PCI chips account for over 10 percent of our business and are used in approximately 30 customer designs. In the first quarter, we added over a dozen new design wins around our 66MHz products. Also in the quarter, several communication-equipment suppliers developed new products using PLX's HyperTransport chips and are now in the software development and system validation stage. The PCI-Express standard, the focus of our new product development efforts, gained momentum as Intel and other industry leaders announced products that incorporate this new interconnect.

"We estimate second-quarter revenues to be between $8.2 million and $9.2 million. We are projecting a wide range because turns business has been variable and unpredictable. We anticipate that second-quarter operating expenses on a GAAP basis will be between $6.6 million and $6.8 million and on a pro forma basis (which excludes the effect of acquisition-related costs of approximately $500,000 for the quarter) will be between $6.1 million and $6.3 million. We expect gross margins to remain in the 65 to 70 percent range."

The Company will be conducting a conference call today at 2:00 p.m. (PST) to discuss its first-quarter financial results. There will also be a live Webcast and a replay of the conference call that will be available through the Investors section of the PLX Web site at www.plxtech.com until April 23, 2003. The Webcast can also be accessed through www.ccbn.com.
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Event archives are normally available one to two hours after the event ends. For the live event, listeners should go to the Web site at least fifteen minutes before the event starts to download and install any necessary audio software.

About PLX

PLX Technology, Inc. (www.plxtech.com), based in Sunnyvale, Calif., USA, is the leading supplier of standard I/O interconnect silicon to the communications, server, storage and embedded-control industries. The PLX solution provides a competitive edge to our customers through an integrated combination of high-performance silicon, hardware and software design tools, and partnerships. These innovative solutions are designed to enable our customers to develop communications equipment with industry-leading performance, scalability and reliability. Furthermore, the combination of PLX product features, supporting development tools and partnerships allows customers to bring their designs to market faster. PLX PCI I/O Accelerator and HyperTransport Tunnel-to-Dual PCI-X devices are designed into a wide variety of embedded PCI communication systems, including switches, routers, line cards, media gateways, base stations, access multiplexors and remote access concentrators.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include statements about the Company's estimated revenues, estimated expenses and estimated margins for the second quarter of 2003, and our expected future turns business. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. Factors that could cause actual results to differ materially include risks and uncertainties such as reduced demand for products of electronic equipment manufacturers which include the Company's products due to adverse economic conditions in general or specifically affecting the Company's markets, technical difficulties and delays in the development process, errors in the products, reduced backlog of the Company's customers, unexpected expenses and the political climate. You are also referred to the documents filed by the Company with the SEC from time to time, including but not limited to the annual report on Form 10-K for the year ended December 31, 2002, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

PLX, THE PLX LOGO AND POWERDRIVE ARE TRADEMARKS OF PLX TECHNOLOGY, INC., WHICH MAY BE REGISTERED IN SOME JURISDICTIONS. ALL OTHER PRODUCT NAMES THAT APPEAR IN THIS MATERIAL ARE FOR IDENTIFICATION PURPOSES ONLY AND ARE ACKNOWLEDGED TO BE TRADEMARKS OR REGISTERED TRADEMARKS OF THEIR RESPECTIVE COMPANIES.

EDITORIAL CONTACT:                          COMPANY CONTACT:
JERRY STEACH                                RAFAEL TORRES, CFO
COMMONGROUND COMMUNICATIONS (FOR PLX)       PLX TECHNOLOGY, INC.
TEL: 650.967.3071                           TEL: 408.774.9060
jsteach@plxtech.com                         rtorres@plxtech.com
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                              PLX TECHNOLOGY, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                    (in thousands, except per share amounts)

                                                                                THREE MONTHS ENDED
                                                                    March 31,       MARCH 31,       DECEMBER 31,
                                                                      2003             2002             2002
                                                                  ------------     ------------     ------------
Net revenues                                                      $      8,503     $     10,118     $      8,556
Cost of revenues                                                         2,515            3,361            2,675
                                                                  ------------     ------------     ------------
Gross margin                                                             5,988            6,757            5,881

Operating expenses:
  Research and development                                               3,713            3,659            3,514
  Selling, general and administrative                                    3,058            3,338            2,646
  Amortization of purchased intangible assets                              133              133              133
                                                                  ------------     ------------     ------------
Total operating expenses                                                 6,904            7,130            6,293

Loss from operations                                                      (916)            (373)            (412)
Interest income and other, net                                             108              231              260
                                                                  ------------     ------------     ------------

Loss before provision for income taxes                                    (808)            (142)            (152)
Provision for income taxes                                                   8              129               49
                                                                  ------------     ------------     ------------

Net loss                                                          $       (816)    $       (271)    $       (201)
                                                                  ============     ============     ============

Basic and diluted net loss per share                              $      (0.04)    $      (0.01)    $      (0.01)
                                                                  ============     ============     ============
Shares used to compute basic and diluted per share amounts              21,135           23,432           21,204
                                                                  ============     ============     ============

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                              PLX TECHNOLOGY, INC.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
     (Excluding Acquisition-Related Costs and Amortization of Goodwill and
                               Intangible Assets)
                                  (Unaudited)
                    (in thousands, except per share amounts)

                                                                          THREE MONTHS ENDED
                                                              March 31,        March 31,       December 31,
                                                                 2003             2002             2002
                                                             ------------     ------------     ------------
Net revenues                                                 $      8,503     $     10,118     $      8,556
Cost of revenues                                                    2,515            3,361            2,675
                                                             ------------     ------------     ------------
Gross margin                                                        5,988            6,757            5,881

Operating expenses:
  Research and development                                          3,256            3,085            3,056
  Selling, general and administrative                               3,058            3,260            2,646
                                                             ------------     ------------     ------------
Total operating expenses                                            6,314            6,345            5,702

Income (loss) from operations                                        (326)             412              179
Interest income and other, net                                        108              231              260
                                                             ------------     ------------     ------------

Income (loss) before provision for income taxes                      (218)             643              439
Provision for income taxes                                              8              129               49
                                                             ------------     ------------     ------------

Net income (loss)                                            $       (226)    $        514     $        390
                                                             ============     ============     ============

Diluted net income (loss) per share                          $      (0.01)    $       0.02     $       0.02
                                                             ============     ============     ============
Shares used to compute diluted per share amounts                   21,135           24,087           21,204
                                                             ============     ============     ============

A RECONCILIATION BETWEEN NET LOSS ON A GAAP BASIS AND
PRO FORMA NET INCOME (LOSS) IS AS FOLLOWS:

GAAP net loss                                                $       (816)    $       (271)    $       (201)
Amortization of deferred stock-based compensation                     457              652              458
Amortization of purchased intangible assets                           133              133              133
                                                             ------------     ------------     ------------
Pro forma net income (loss)                                  $       (226)    $        514     $        390
                                                             ============     ============     ============

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                              PLX TECHNOLOGY, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                        MARCH 31,       DECEMBER 31,
                                                           2003           2002 (1)
                                                       ------------     ------------
                                                                 (UNAUDITED)
ASSETS

Current assets:
  Cash and cash equivalents                            $      4,166     $      5,482
  Short-term investments                                     16,142           13,131
  Accounts receivable, net                                    3,320            2,568
  Inventories                                                   847            1,003
  Income tax receivable                                       3,635            3,635
  Other current assets                                        2,197            1,793
                                                       ------------     ------------
Total current assets                                         30,307           27,612

  Property and equipment, net                                31,749           31,962
  Long-term investments                                       1,002            3,067
  Goodwill                                                    8,054            8,054
  Other intangible assets                                       837              970
  Other assets                                                  277              310
                                                       ------------     ------------
Total assets                                           $     72,226     $     71,975
                                                       ============     ============

LIABILITIES

Current liabilities:
  Accounts payable                                     $      1,949     $      1,582
  Accrued compensation and benefits                           1,075              932
  Deferred revenues                                             689              613
  Accrued commissions                                           208              201
  Other accrued expenses                                        689              683
                                                       ------------     ------------
Total current liabilities                                     4,610            4,011

STOCKHOLDERS' EQUITY

  Common stock, par value                                        21               21
  Additional paid-in capital                                 74,977           74,953
  Deferred compensation                                        (443)            (900)
  Notes receivable for employee stock purchases                 (67)             (67)
  Accumulated other comprehensive income                         33               46
  Accumulated deficit                                        (6,905)          (6,089)
                                                       ------------     ------------
Total stockholders' equity                                   67,616           67,964
                                                       ------------     ------------
Total liabilities and stockholders' equity             $     72,226     $     71,975
                                                       ============     ============

(1) Derived from audited financial statements